                                                                      Exhibit 24


                               Powers of Attorney

                               POWER OF ATTORNEY
                               -----------------


         The undersigned Director of The Tranzonic Companies, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended February 28, 1995, hereby constitutes and appoints ROBERT S. REITMAN and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1995.


                                                   /s/ Sylvia K. Reitman
                                                   ----------------------------
                                                   Sylvia K. Reitman

                               POWER OF ATTORNEY
                               -----------------


         The undersigned Director of The Tranzonic Companies, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended February 28, 1995, hereby constitutes and appoints ROBERT S. REITMAN with full power of substitution and resubstitution, as attorney to sign for the undersigned and in my name, place and stead, as Director of said corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney, and any of them and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1995.


                                                   /s/ James H. Berick
                                                   ----------------------------
                                                   James H. Berick

                               POWER OF ATTORNEY
                               -----------------


         The undersigned Director of The Tranzonic Companies, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended February 28, 1995, hereby constitutes and appoints ROBERT S. REITMAN and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1995.


                                                   /s/ Thomas S. Robertson
                                                   ---------------------------
                                                   Thomas S. Robertson

                               POWER OF ATTORNEY
                               -----------------


         The undersigned Director of The Tranzonic Companies, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended February 28, 1995, hereby constitutes and appoints ROBERT S. REITMAN and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1995.


                                                   /s/ Steven W. Percy
                                                   ----------------------------
                                                   Steven W. Percy

                               POWER OF ATTORNEY
                               -----------------


         The undersigned Director of The Tranzonic Companies, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended February 28, 1995 hereby constitutes and appoints ROBERT S. REITMAN and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1995.


                                                   /s/ James C. Spira
                                                   ---------------------------
                                                   James C. Spira

                               POWER OF ATTORNEY
                               -----------------


         The undersigned Director of The Tranzonic Companies, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended February 28, 1995, hereby constitutes and appoints ROBERT S. REITMAN and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1995.


                                                   /s/ Morton L. Reitman
                                                   --------------------------
                                                   Morton L. Reitman

                               POWER OF ATTORNEY
                               -----------------


         The undersigned Director of The Tranzonic Companies, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended February 28, 1995 hereby constitutes and appoints ROBERT S. REITMAN and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1995.


                                                   /s/ Joseph A. Campanella
                                                   ---------------------------
                                                   Joseph A. Campanella

                               POWER OF ATTORNEY
                               -----------------


         The undersigned Director of The Tranzonic Companies, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended February 28, 1995 hereby constitutes and appoints ROBERT S. REITMAN and JAMES H. BERICK, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said corporation, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

         IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1995.


                                                   /s/ David J. Golden
                                                   ----------------------------
                                                   David J. Golden